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                                                                    Exhibit 10.2

                                                                        Annex II
                                                                              to
                                                                      Securities
                                                                        Purchase
                                                                       Agreement
                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of December 31, 1996 (this "Agreement"), is made by and between INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation (the "Company"), and THERMO AMEX CONVERTIBLE GROWTH FUND I, L.P. (the "Initial Investor").

                         W  I  T  N  E  S  S  E  T  H:

         WHEREAS, in connection with the Securities Purchase Agreement, dated the date hereof, between the Initial Investor and the Company (the "Purchase Agreement"), the Company has issued to the Initial Investor shares (the "Preferred Shares") of its Series A Convertible Preferred Stock, convertible into the Company's Common Stock, $.01 par value (the "Common Stock") and warrants (the "Warrants") of the Company to purchase shares of Common Stock (the "Common Stock"); and

         WHEREAS, in the Purchase Agreement the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the shares of Common Stock issuable or issued from time to time upon conversion of the Preferred Shares or exercise of the Warrants (the "Underlying Shares");

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

         1.      DEFINITIONS.

                 (a) As used in this Agreement, the following terms shall have the following meanings:

                          (i) "Investor" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                          (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any






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         successor rule providing for offering securities on a continuous basis
         ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                          (iii) "Registrable Securities" means the Underlying Shares.

                          (iv) "Registration Statement" means a registration statement of the Company under the Securities Act.

                 (b) Capitalized terms defined in the introductory paragraph or the recitals to this Agreement shall have the respective meanings therein provided.

         2.      REGISTRATION.

                 (a) MANDATORY REGISTRATION. The Company shall prepare, and on or prior to the date which is 90 days after the date of the closing under the Purchase Agreement (the "Closing Date"), file with the SEC a Registration Statement on Form S-3 covering at least 1,200,000 shares of Common Stock as Registrable Securities, and which Registration Statement shall state that, in accordance with Rule 415 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares or exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions or by reason of changes in the conversion price of the Preferred Shares or the exercise price of the Warrants in accordance with the respective terms thereof. If at any time the number of shares of Common Stock included in the Registration Statement required to be filed as provided in the first sentence of this Section 2(a) shall be insufficient to cover the number of shares of Common Stock issuable on conversion of the Preferred Shares and the exercise in full of the unexercised Warrants, then promptly, but in no event later than 30 days after such insufficiency shall occur, the Company shall file with the SEC any required additional Registration Statement on Form S-3 (which shall not constitute a post-effective amendment to the Registration Statement required to be filed pursuant to the first sentence of this Section 2(a)) or other applicable form covering such number of shares of Common Stock as shall be sufficient to correct such insufficiency; provided, however, that the Company shall not be required to file more than one such additional Registration Statement per calendar quarter. For all purposes of this Agreement (other than Section 2(c) hereof) each such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to Section 2(a) of this Agreement, and the Company and the Investors shall have the same rights and obligations (other than Section 2(c) hereof) with respect to such additional Registration Statement as they shall have with respect to the initial Registration Statement required to be filed by the Company pursuant to this Section 2(a). The Company shall promptly, but in any event within thirty
(30) days of its receipt of written notice, comply with the request of Investors holding a majority in interest of the Registrable Securities that the Company file an amendment to the plan of distribution of the Registration Statement, including, but not limited to, a request for an underwritten public offering; provided, however, that the Company shall not file more than one such amendment to the plan of distribution of the Registration Statement per calendar year.





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                 (b)      CERTAIN OFFERINGS.  If any offering pursuant to a
Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(b) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

                 (c) PIGGY-BACK REGISTRATIONS. If at any time the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor who is entitled to registration rights under Section 2(a) hereof written notice of such determination and if, within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company or others the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock (which limitation may be the exclusion of all shares of Common Stock proposed to be included for all selling stockholders) which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion, if any, of the Registrable Securities with respect to which such Investor has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement based on the number of securities they own or have the current right to acquire (except that any person that has exercised demand registration rights with respect to that Registration Statement shall have priority with respect to any shares included in such Registration Statement to the extent required by its agreement with the Company). No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of the Company under
Section 2(a) hereof may be waived by Investors holding a majority in interest of the Registrable Securities.





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                 (d)      ELIGIBILITY FOR FORM S-3.  The Company represents and
warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Initial Investor and any Investor of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

                 (e)      NO DELAY OF REGISTRATION.         No Investor shall
have any right to take any action to restrain, enjoin or otherwise delay the filing or effectiveness of any Registration Statement on the basis of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

         3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

                 (a) use its reasonable best efforts to cause the Registration Statement to become effective as soon as reasonably possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until the later of (1) in the case of any Registrable Securities, the earlier of (i) such date as is three years after the Closing Date and (ii) the date on which all Registrable Securities have been sold by the Investors under circumstances in which the buyers may resell such Registrable Securities without registration under the Securities Act and, (2) in the case of Registrable Securities issued or issuable upon exercise of the Warrants, the later of (i) the date which is three years after the date such Registration Statement is first ordered effective by the SEC (but in no event later than the date on which all Registrable Securities that are Warrant Shares have been sold by the Investors under circumstances in which the buyers may resell the Registrable Securities that are issued or issuable upon exercise of the Warrants without registration under the Securities Act), in case the Warrants have been exercised in full on a net exercise basis and (ii) the date which is three years after the latest exercise of the Warrants for cash (but in no event later than the date on which all Registrable Securities that are issued or issuable upon exercise of the Warrants have been sold by the Investors under circumstances in which the buyers may resell the Registrable Securities that are issued or issuable upon exercise of the Warrants without registration under the Securities Act); provided, however, that the Company shall not be required to keep the Registration Statement effective if the Company shall have obtained and delivered to all Investors an opinion of counsel, in form reasonably satisfactory to a majority in interest of such Investors, to the effect that all Registrable Securities may be immediately sold to the public without registration thereof and without limitation or restriction of any kind, whether pursuant to Rule 144(k) or similar rule (the "Termination Date"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that, subject to the conditions set forth in Section 4(a) below, each Investor may notify the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such Registration Statement;





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                 (b)      prepare and file with the SEC such amendments
(including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until the Termination Date, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                 (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (2) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                 (d) use reasonable best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the Termination Date, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times until the Termination Date and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, (IV) provide any undertakings that cause more than nominal expense or burden to the Company or (V) make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                 (e) with respect to an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering;

                 (f) as promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of





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which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its reasonable best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; provided, however, that the Company may on no more than three occasions per calendar year defer the filing of an amendment or supplement to the Registration Statement for a period not in excess of 40 days after the occurrence of event as aforesaid, if the Board of Directors determines that such delay is necessary to prevent the premature disclosure of information which would be detrimental to the Company's business interests (and the Company shall give the Investors notice of such permitted delay without specifying the reasons therefor);

                 (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                 (h) permit a single firm of counsel designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

                 (i) make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

                 (j) at the request of the Investors who hold a majority in interest of the Registrable Securities being sold, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors;

                 (k) make available for inspection by any Investor, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate document and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to





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enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to Section 4(e) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities law, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                 (l) use its reasonable best efforts either to (i) cause all Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ National Market System (so long as the Company is able to meet the criteria therefor) or, if, despite the Company's reasonable best efforts to satisfy the preceding clause (i) or
(ii), the Company is unsuccessful in satisfying the preceding clause (i) and
(ii), to secure listing on a national securities exchange or NASDAQ authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;





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                 (m)      provide a transfer agent and registrar, which may be
a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                 (n) cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriter, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request;

                 (o) comply with the provisions of Rule 153 under the Securities Act and any rule of similar effect; and

                 (p) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement;

         4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                 (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the Company requires from each such Investor (the "Requested Information") if any of such Investor's Registrable Securities are eligible for inclusion in the Registration Statement. If within five (5) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor.

                 (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                 (c) In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the





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Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                 (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g); and

                 (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements (except that no Investor shall be required to furnish any indemnification with respect to information concerning the Company), and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriters applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

         5. EXPENSES OF REGISTRATION. All expenses, other than underwriting fees, discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing, and qualification fees, printers and accounting fees and the fees and disbursements of counsel for the Company and, up to an amount of $5,000 of expenses incurred by the Investors (but subject to any limitation imposed by blue sky laws and regulations) shall be borne by the Company; provided, however, that the Investors shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Investors pursuant to Section 2(b) hereof.

         6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Investors, the directors, officers and partners of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are





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based upon any of the following statements, omissions or violations in the
Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registration Securities by the Investors pursuant to Section 9.

                 (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors, officers, partners or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with any Indemnified Person, an "Indemnified Party"), against any claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the amount of the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                 (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                 (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action) such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notices, to assume control of the defense thereof with counsel mutually satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnifying Party and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:

                 (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                 (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                 (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon written request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably required to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to transferees or assignees of all or any portion of such securities only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained therein.

         10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11.     MISCELLANEOUS.

                 (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                 (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at International Remote Imaging Systems, Inc., 9162 Eton Avenue, Chatsworth, California 91311, Attention: General Counsel (telephone line facsimile No. (818) 700-9661), and (ii) if to any Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this
Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four days after deposit with the United States Postal Service.

                 (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                 (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                 (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement contains minor corrections and modifications to a prior version of this Agreement executed by the parties hereto and is the final and controlling version of the agreement among the parties hereto. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                 (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                 (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                 (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (i) The Company acknowledges that any failure by the Company to perform its obligations under this Agreement, including, without limitation, the Company's obligations under Section 3(n), or any delay in such performance could result in damages to the Investors, and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all damages (including, but not limited to, loss of profits as a result of the Company's failure to deliver certificates for shares of capital stock of the Company to any Investor on time) caused by any such failure or delay. So long as the Company files a Registration Statement in a timely manner as required by Sections 2(a) and 3(a) and uses its reasonable best efforts to obtain effectiveness of such Registration Statement and otherwise complies with its obligations under this Agreement with respect to such Registration Statement, the Company shall not be deemed to be in breach of this Agreement by reason of delay in the effectiveness of such Registration Statement arising from any review thereof by the staff of the SEC, it being understood and agreed that in such case the Company shall not be liable to any Investor for consequential damages under this Section 11(i).

                 (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.


                                    By: [SIG]
                                        ----------------------------------------
                                        Print name:
                                        Title:


                                    THERMO AMEX CONVERTIBLE GROWTH FUND I, L. P.
                                    By: Thermo Amex Finance, L.P.,
                                        its general partner
                                    By: Thermo Amex Management Company, Inc.,
                                        its general partner

                                     By:  _____________________________________
                                          Dominique Lahaussois, its President

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.


                                    By:________________________________________
                                       Print name:
                                       Title:


                                    THERMO AMEX CONVERTIBLE GROWTH FUND I, L. P.
                                    By: Thermo Amex Finance, L.P.,
                                        its general partner
                                    By: Thermo Amex Management Company, Inc.,
                                        its general partner

                                     By: /s/ DOMINIQUE LAHAUSSOIS
                                         ---------------------------------------
                                         Dominique Lahaussois, its President